COMMITMENTS	12 Months Ended
Dec. 31, 2013
COMMITMENTS
26.	COMMITMENTS

The Group follows the authoritative pronouncement issued by FASB regarding accounting for leases, in determining the criteria for capital leases. Leases that do not meet such criteria are classified as operating leases and related rentals are charged to expenses in the periods incurred.

Operating lease commitments

The Group has entered into operating lease agreements principally for its office spaces. These leases expire through 2018 and are renewable upon negotiation. Rental expense under operating leases was $12,350, $16,699 and $18,921 for the years ended December 31, 2011, 2012 and 2013, respectively.

Future minimum lease payments under such non-cancelable leases as of December 31, 2013 are as follows:

2014	$10,131
2015	6,126
2016	2,694
2017	874
2018	117

$19,942